UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2003

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:    001-15305

DELAWARE	51-0380803
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 754-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE

On August 18, 2003, BlackRock, Inc. (the “Corporation”) announced the declaration of a quarterly cash dividend. A copy of the press release issued by the Corporation is attached as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/S/ PAUL L. AUDET
Date: August 18, 2003		Paul L. Audet Managing Director & Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by the Corporation on August 18, 2003 announcing the declaration of a quarterly cash dividend.